Summary Prospectus May 1, 2012

Class I and P Shares

Floating Rate Loan Portfolio

This summary prospectus is intended for use in connection with variable life insurance policies and variable annuity contracts issued by Pacific Life Insurance Company (Pacific Life) and Pacific Life & Annuity Company (PL&A) and is not intended for use by other investors.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund, and the portfolio and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.pacificlife.com/PacificSelectFund.htm. You can also obtain this information at no cost by sending an email request to PSFdocumentrequest@pacificlife.com or by calling:

Pacific Life Annuity Contract Owners:	1-800-722-4448	(6 a.m. – 5 p.m. Pacific time)
Pacific Life Annuity Financial Professionals:	1-800-722-2333	(6 a.m. – 5 p.m. Pacific time)
Pacific Life Insurance Policy Owners:	1-800-347-7787	(5 a.m. – 5 p.m. Pacific time)
PL&A Annuity Contract Owners:	1-800-748-6907	(6 a.m. – 5 p.m. Pacific time)
PL&A Life Insurance Policy Owners:	1-888-595-6997	(5 a.m. – 5 p.m. Pacific time)

The current Fund prospectus and statement of additional information, both dated May 1, 2012, are incorporated by reference into this summary prospectus.

Investment goal
This portfolio seeks a high level of current income.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management fee	0.75	0.75

Service fee	0.20	0.00

Other expenses	0.05	0.05

Total annual operating expenses	1.00	0.80

Less fee waiver[1]	(0.10)	(0.10)

Total annual operating expenses after fee waiver	0.90	0.70

[1]	The investment adviser has contractually agreed to waive 0.10% of its management fee through April 30, 2013. The agreement will terminate: (i) if the investment advisory agreement is terminated, (ii) upon ninety days’ prior written notice by the Fund, or (iii) if the sub-advisory agreement with Eaton Vance Management is terminated.

Examples
The examples below are intended to help you compare the cost of investing in the portfolio with the cost of investing in other portfolios of the Fund or other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the portfolio’s annual operating expenses remain as stated in the previous table throughout the 10-year period. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	Class I	Class P
1 year	$92	$72

3 years	$308	$245

5 years	$543	$434

10 years	$1,216	$980

Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual fund operating expenses or in the Examples, affect the portfolio’s performance. During the most recent fiscal year, the portfolio’s turnover rate was 80.75% of the average value of the portfolio.

Principal investment strategies
This portfolio invests at least 80% of its assets in floating rate loans. Floating rate loans are those with interest rates which float, adjust or vary periodically based upon a benchmark indicator, a specified adjustment schedule or prevailing interest rates. Borrowers may include corporations, partnerships and other entities that operate in a variety of industries and geographic regions. Floating rate loans in which the portfolio invests include senior loans of domestic and foreign borrowers. Senior loans are debt instruments that may have a right to payment that is senior to most other debts of the borrowers. The portfolio may invest in participations in senior loans, may purchase assignments of portions of senior loans from third parties and may act as one of the group of lenders originating a senior loan. Generally, senior floating rate loans are secured by specific assets of the borrower. However, the portfolio may invest up to 20% of its assets in senior loans that are not secured by any collateral.

The portfolio is expected to invest substantially all of its assets in senior loans and other debt instruments that are rated non-investment grade (high yield/high risk, sometimes called “junk bonds”) or if unrated, are of comparable quality as determined by the manager.

The manager seeks to invest in a portfolio of loans that it believes will be less volatile over time than the general loan market.

The manager may sell a holding when it fails to perform as expected or when other opportunities appear more attractive.

Principal risks
As with any mutual fund, the value of the portfolio’s investments, and therefore the value of your shares, may go up or down. Accordingly, you could lose money. The portfolio may be affected by the following principal risks, among other non-principal risks:

•	Active Management Risk: There is no guarantee that the manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the portfolio’s investment goal, which could have an adverse impact on the portfolio’s performance generally, relative to other portfolios with similar investment goals or relative to its benchmark.

•	Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations.

•	Currency Risk: Securities denominated in foreign currencies may be affected by changes in rates of exchange between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may be affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

•	Debt Securities Risk: Debt securities are affected by many factors, including prevailing interest rates, market conditions and market liquidity. Volatility of below investment grade debt securities (including loans), may be relatively greater than for investment grade securities.

•	Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade. The market for floating rate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Investments in floating rate loans are typically in the form of an assignment or participation. Investors in a loan participation assume the credit risk associated with the borrower and may assume the credit risk associated with an interposed financial intermediary. Accordingly, if a lead lender becomes insolvent or a loan is foreclosed, the portfolio could experience delays in receiving payments or suffer a loss. In an assignment, the portfolio effectively becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, the portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

•	Foreign Markets Risk: Exposure to foreign markets through issuers can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

•	High-Yield or “Junk” Securities Risk: High yield securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), potentially less liquid, and subject to a greater risk of loss, that is they are more likely to default than higher rated securities.

•	Interest Rate Risk: Values of debt securities fluctuate as interest rates change. Debt securities with longer durations or fixed interest rates tend to be more sensitive to changes in interest rates, making them generally more volatile than debt securities with shorter durations or floating or adjustable interest rates.

•	Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management, performance, financial leverage and reduced demand for the issuer’s goods or services.

•	Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the portfolio has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain investments may be difficult to purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. If the portfolio holds illiquid securities, it may be unable to take advantage of market opportunities or it may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if it is required to raise cash to conduct its operations.

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Price Volatility Risk: The market value of the portfolio’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer. The volatility of non-investment grade debt securities (including loans) may be greater than for investment grade securities.

•	Redemption Risk: Because the portfolio may serve as an Underlying Portfolio of the Portfolio Optimization Portfolios and thus a significant percentage of its outstanding shares may be held by the Portfolio Optimization Portfolios, a change in asset allocation by a Portfolio Optimization Portfolio could result in large redemptions out of the portfolio, causing potential increases in expenses to the portfolio and sale of securities in a short timeframe, which could negatively impact performance.

Portfolio performance
The bar chart and table below provide some indication of the risk of investing in the portfolio by showing changes in the performance of the portfolio’s Class I shares from year to year and showing how the portfolio’s Class I returns compare to a broad-based market index. Class P shares do not have a full calendar year of performance and thus, their performance is not included in the table below. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

Year by year total return (%)
as of December 31 each year

Best and worst quarterly performance during this period:
2nd quarter 2009: 7.86%; 4th quarter 2008: (22.25%)

		Since
Average annual total return		Inception
as of December 31, 2011	1 year	5/1/07

Floating Rate Loan Portfolio – Class I	2.50%	(1.12%)
S&P/LSTA Leveraged Loan Index (reflects no deductions for fees, expenses or taxes)	1.52%	3.90%

Portfolio management
Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – Eaton Vance Management. The primary persons responsible for day-to-day management of the portfolio are:

Portfolio Manager and	Experience
Primary Title with Management Firm	with Portfolio

Scott H. Page, CFA, Vice President	Since 2010
Andrew Sveen, CFA, Vice President	Since 2010
Craig P. Russ, Vice President	Since 2010

Purchase and sale of shares
Class I shares of the portfolio are offered at NAV and are available only as underlying investment options for variable life insurance and variable annuity products (variable products) issued by Pacific Life and PL&A. You do not buy, sell or exchange shares of the portfolios – you choose investment options through your variable product. The insurance companies then invest in the portfolios if you choose them as investment options, and redeem shares of the portfolios if you choose to decrease those investment options. Any minimum initial or subsequent investment requirements and procedures for purchase or redemption of shares of the portfolios that apply to your variable product should be described in the prospectus for the variable product. Class P shares of the portfolio are only available to the Pacific Dynamix Portfolios and Portfolio Optimization Portfolios.

Tax information
Because the only shareholders of the portfolios are the insurance companies offering the variable products or the Pacific Dynamix and Portfolio Optimization Portfolios, no discussion is included here about the federal income tax consequences at the shareholder level. The federal income tax consequences for purchasers of a variable product are described in the prospectus for the variable product.

Payments to broker-dealers and other financial intermediaries
Pacific Select Distributors, Inc. (PSD), the Distributor for the portfolios and for the variable products, pays commissions and related compensation to the broker-dealers or other financial intermediaries that sell the variable products. Class I shares of the portfolios pay a service fee to PSD that can be used for a part of these payments. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the variable contract and the portfolios over another investment. Ask your salesperson for more information. Class P shares, which are only available to the Pacific Dynamix Portfolios and Portfolio Optimization Portfolios, do not pay a service fee to PSD.